SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 19,1996


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
--------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


             839 Route 13 South Cortland, New York 13045
        (Address of principal executive offices) (zip code)

                         (607) 753-6011
       (Registrant's telephone number, including area code)

               65 Locust Avenue New Canaan, CT 06840
   (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On December 19, 1996, Smith Corona Corporation announced the resolution of all outstanding issues with regard to the company's defined benefit pension plans and the Pension Benefit Guaranty Corporation's (PBGC) claim in Smith Corona's Chapter 11 case.

     In addition, on December 30, 1996, Smith Corona Corporation announced that the hearing to confirm its Plan of Reorganization will be held on Wednesday, January 22, 1997, at 2:00 p.m. in Wilmington, Delaware. The Company believes the Plan will be confirmed. The Plan can go into effect after the Bankruptcy Court issues a confirmation order, and the company will then emerge from Chapter 11.

     Smith Corona filed under Chapter 11 of the Bankruptcy Code on July 5, 1995, and its Disclosure Statement was approved on July 16, 1996.

     Copies of the December 19, 1996 press release and the December 30, 1996 press release announcing the above events are attached hereto as exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 10, 1997        SMITH CORONA CORPORATION



                              By: /S/ John A. Piontkowski
                                  John A. Piontkowski
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial
                                    Officer)

                              By: /s/ Martin D. Wilson
                                   Martin D. Wilson
                                   Vice President/Controller
                                   (Principal Accounting Officer)

                     INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------

  99.1                                News Release
  99.2                                News Release